Risk management and financial instruments	12 Months Ended
Dec. 31, 2014
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Risk management and financial instruments
Risk management and financial instruments
The Company is exposed to various market risks, including interest rate, foreign currency exchange and concentration of credit risks. The Company may enter into a variety of derivative instruments and contracts to maintain the desired level of exposure arising from these risks.
Interest rate risk
The Company’s exposure to interest rate risk relates mainly to its floating interest rate debt and balances of surplus funds placed with financial institutions. This exposure is managed through the use of interest rate swaps and other derivative arrangements. The Company’s objective is to obtain the most favorable interest rate borrowings available without increasing its foreign currency exposure. Surplus funds are used to repay revolving credit tranches, or placed in accounts and deposits with reputable financial institutions in order to maximize returns, whilst providing the Company with flexibility to meet all requirements for working capital and capital investments. The extent to which the Company utilizes interest rate swaps derivatives to manage its interest rate risk is determined by the net debt exposure and its views on future interest rates.
Interest rate swap agreements
For the period up to the date of the IPO, and also for the periods up to the date of acquisition for the dropdown companies, the Company was allocated a proportion of Seadrill’s loss on interest rate swaps, based on its share of floating interest rate debt. For the period after the IPO, the Company entered into its own interest rate swap agreements with Seadrill.
At December 31, 2014, the Company had interest rate swap agreements with Seadrill for an outstanding principal of $690.1 million (December 31, 2013: $2,067.8 million) swapping floating rate for an average fixed rate of 1.23% per annum. The combined total fair value of the interest rate outstanding as at December 31, 2014 amounted to a gross and net asset of $6.0 million (December 31, 2013: gross and net asset of $42.4 million). This is classified within related party receivables in the Company's balance sheet as of December 31, 2014 (December 31, 2013: within related party receivables). These agreements do not qualify for hedge accounting, and accordingly any changes in the fair values of the swap agreements are included in the consolidated statement of operations under Gain/(loss) on derivative financial instruments. The loss recognized for 2014 was $41.6 million (2013: gain of $49.9 million, 2012 loss of $32.9 million).
At December 31, 2014, the Company had interest rate swap agreements with external parties for a combined outstanding principal of $2,881.7 million, (December 31, 2013: $0 million) swapping floating rate for an average fixed rate of 2.49% per annum. The overall effect of these swaps is to fix the interest rate on $2,881.7 million of floating rate debt at a weighted average interest rate of 1.23% per annum. The combined total fair value of the interest rate outstanding as at December 31, 2014 amounted to a gross and net liability of $56.1 million (December 31, 2013: nil). This is classified within other current liabilities in the Company's balance sheet as of December 31, 2014. These agreements do not qualify for hedge accounting, and accordingly any changes in the fair values of the swap agreements are included in the consolidated statement of operations under Gain/(loss) on derivative financial instruments. The net loss recognized for 2014 was $83.3 million (2013: nil, 2012: nil ).

The Company’s interest rate swap agreements as at December 31, 2014, were as follows:

Outstanding principal as at December 31, 2014		Receive rate	Pay rate	Expiry of contract
(In US$ millions)
431.3	(1), (2)	3 month LIBOR	1.10%	July 2, 2018
100.0	(2)	3 month LIBOR	1.36%	October 29, 2019
80.4	(1), (2)	3 month LIBOR	1.11%	June 19, 2020
78.4	(1), (2)	3 month LIBOR	1.93%	December 21, 2020
2,881.7	(1)	3 month LIBOR	2.45% to 2.52%	February 21, 2021

(1) The outstanding principal of these amortizing swaps falls with each capital repayment of the underlying loans.
(2) Related party interest rate swap agreements.

The counterparties to the above interest rate swap agreements are Seadrill and various banks. The Company believes the counterparties to be creditworthy.

Foreign currency risk
The Company and all of its subsidiaries use the U.S. Dollar as their functional currency because the majority of their revenues and expenses are denominated in U.S. Dollars. Accordingly, the Company's reporting currency is U.S. Dollars. The Company does, however, earn revenue and incur expenses in Canadian Dollars, Euros and Nigerian Naira and there is a risk that currency fluctuations could have an adverse effect on the value of the Company's cash flows.

Concentration of credit risk
The Company has financial assets which expose the Company to credit risk arising from possible default by a counterparty. The Company considers the counterparties to be creditworthy and does not expect any significant loss to result from non-performance by such counterparties. The Company in the normal course of business does not demand collateral from its counterparties.

Fair Values
The carrying value and estimated fair value of the Company’s financial assets and liabilities as of December 31, 2014 and December 31, 2013 are as follows:

	December 31, 2014		December 31, 2013
(In US$ millions)	Fair Value	Carrying Value	Fair Value	Carrying Value
Cash and cash equivalents	242.7	242.7	89.7	89.7
Revolving credit facility with Seadrill	—	—	125.9	125.9
Current portion of long-term debt	76.5	76.5	—	—
Current portion of long-term debt to related party	40.4	40.4	108.3	108.3
Long-term debt	3,227.4	3,227.4	—	—
Long-term portion of debt to related party	306.1	306.1	1,826.4	1,826.4
Related party loan notes	—	—	299.9	299.9
Related party deferred and contingent consideration	137.0	137.0	—	—

The carrying value of cash and cash equivalents, which are highly liquid, is a reasonable estimate of fair value and categorized at level 1 on the fair value measurement hierarchy.
The fair value of the $100 million revolving credit facility with Seadrill is considered to be equal to the carrying value, as the facility bears an interest of LIBOR plus a margin of 5.0%, with a commitment fee of 40% of the margin, which is concluded to be on arm's length terms. This is therefore categorized at level 2 on the fair value measurement hierarchy.

The fair value of the current and long-term portion of floating rate debt (consisting of external debt, rig financing agreements with Seadrill and vendor financing agreements with Seadrill) are estimated to be equal to the carrying value since they bear variable interest rates, which are reset on a quarterly basis, except for the T-15 and T-16 Rig Facilities which are reset on a semi-annual basis. This debt is not freely tradable and cannot be purchased by the Company at prices other than the outstanding balance plus accrued interest. This is categorized at level 2 on the fair value measurement hierarchy.

The fair value of the related party discount notes is estimated to be equal to the carrying value. This debt was not freely tradable and could not be purchased by the Company at prices other than specified in the loan note agreements. The loan notes however were redeemable at a values that are concluded to be on arm's length terms, with an implicit rate of interest of 3.735%. This is categorized at level 2 on the fair value measurement hierarchy.

The fair value of the related party deferred and contingent consideration relating to the purchase of the West Vela is estimated to be equal to the carrying value since the liabilities have been calculated using the estimated future cash outflows discounted back to the present value. These liabilities are considered to be on arm's length terms. This is categorized at level 2 on the fair value measurement hierarchy.
Financial instruments that are measured at fair value on a recurring basis:

		Fair value measurements at reporting date using
	Total fair value as at December 31, 2014	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
(In US$ millions)		(Level 1)	(Level 2)	(Level 3)
Current assets:
Derivative instruments - Interest rate swap contracts (related party)	6.0	—	6.0	—
Total assets	6.0	—	6.0	—

Current liabilities:
Derivative instruments - Interest rate swap contracts	(56.1)	—	(56.1)	—
Total liabilities	(56.1)	—	(56.1)	—

		Fair value measurements at reporting date using
	Total fair value as at December 31, 2013	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
(In US$ millions)		(Level 1)	(Level 2)	(Level 3)
Current liabilities:
Derivative instruments - Interest rate swap contracts (related party)	(42.4)	—	(42.4)	—
Total liabilities	(42.4)	—	(42.4)	—

US GAAP emphasizes that fair value is a market-based measurement, not an entity-specific measurement, and should be determined based on the assumptions that market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, US GAAP establishes a fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within levels one and two of the hierarchy) and the reporting entity’s own assumptions about market participant assumptions (unobservable inputs classified within level three of the hierarchy).
Level one input utilizes unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Level two inputs are inputs other than quoted prices included in level one that are observable for the asset or liability, either directly or indirectly. Level two inputs may include quoted prices for similar assets and liabilities in active markets, as well as inputs that are observable for the asset or liability, other than quoted prices, such as interest rates, foreign exchange rates and yield curves that are observable at commonly quoted intervals. Level three inputs are unobservable inputs for the asset or liability, which are typically based on an entity’s own assumptions, as there is little, if any, related market activity. In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.
The fair values of interest rate swaps are calculated using well-established independent valuation techniques applied to contracted cash flows and LIBOR interest rates as of December 31, 2014 and December 31, 2013.

Retained risk
Physical Damage Insurance
Seadrill has purchased hull and machinery insurance to cover for physical damage to its drilling units and those of the Company and charges the Company for the associated cost for its respective rigs. The Company retains the risk for the deductibles relating to physical damage insurance on the Company’s fleet. The deductible is currently a maximum of $5 million per occurrence.
The Company has elected to place an insurance policy for physical damage to rigs and equipment caused by named windstorms in the U.S. Gulf of Mexico with a Combined Single Limit of $100 million in the annual aggregate, which includes loss of hire. The policy covers the 2014 windstorm season from April 1, 2014 to May 1, 2015.The Company is negotiating the renewal of the insurance policy for physical damage to rigs and equipment caused by named windstorms in the U.S Gulf of Mexico with a Combined Single Limit of $100 million in the annual aggregate, which includes loss of hire. If renewed, the policy will cover the 2015 windstorm season from May 1, 2015 to March 31, 2016.

Loss of Hire Insurance
With the exception of T-15 and T-16, Seadrill purchases insurance to cover for loss of revenue in the event of extensive downtime caused by physical damage to its drilling units, where such damage is covered under the Seadrill’s physical damage insurance, and charges the Company for the cost related to the Company’s fleet.
The loss of hire insurance has a deductible period of 60 days after the occurrence of physical damage. Thereafter, insurance policies according to which OPCO is compensated for loss of revenue are limited to 290 days per event and aggregated per year. The daily indemnity is approximately 75% of the contracted dayrate. OPCO retains the risk related to loss of hire during the initial 60 day period, as well as any loss of hire exceeding the number of days permitted under insurance policy.

Protection and Indemnity Insurance
Seadrill purchases Protection and Indemnity insurance and Excess liability insurance for personal injury liability for crew claims, non-crew claims and third-party property damage including oil pollution from the drilling units to cover claims of up to $250 million per event and in the aggregate for the West Vencedor, T-15 and T-16, up to $400 million per event and in the aggregate for the West Aquarius, West Capella and West Leo, up to $750 million per event and in the aggregate for each of the West Capricorn,West Sirius, West Auriga and West Vela.
OPCO retains the risk for the deductible of up to $0.5 million per occurrence relating to protection and indemnity insurance.

Concentration of Risk
There is a concentration of credit risk with respect to cash and cash equivalents as most of the amounts are deposited with Nordea Bank Finland Plc and Danske Bank A/S. The Company considers these risks to be remote.
In the years ended December 31, 2014, 2013, and 2012 the Company's contract revenues were attributable to the following customers:

	2014	2013	2012
BP	41.5%	35.0%	28.9%
ExxonMobil *	26.4%	14.5%	23.6%
Tullow	17.4%	18.8%	13.9%
Chevron	14.7%	12.1%	9.4%
Total	—%	19.6%	24.2%
Total	100.0%	100.0%	100.0%
* During 2014 and 2013 the ExxonMobil drilling contract was assigned to Hibernia Management and Development Co. Ltd and Statoil Canada Ltd.